UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. __)

Filed by the registrant ☒ Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement*

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

TOPPAN PRINTING CO., LTD.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

N/A

(2)	Aggregate number of securities to which transaction applies:

N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

N/A

(4)	Proposed maximum aggregate value of transaction:

N/A

(5)	Total fee paid:

N/A

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

N/A

(2)	Form, schedule or registration statement no.:

N/A

(3)	Filing party:

N/A

(4)	Date filed:

N/A

The filing consists of the following materials:

(1) a Joint Press Release of Toppan Printing Co., Ltd. and Dupont Photomasks, Inc., dated October 5, 2004; and

(2) a presentation delivered in a joint press conference on October 5, 2004 by Toppan Printing Co., Ltd. and Dupont Photomasks, Inc.

[FOR IMMEDIATE RELEASE]

Toppan Printing Enters Into Definitive Agreement

To Acquire DuPont Photomasks

— Creating The World’s Premier Photomask Company —

Tokyo, Japan and Round Rock, Texas, October 5, 2004 – Toppan Printing Co., Ltd. (“Toppan”) (TSE: 7911) and DuPont Photomasks, Inc. (“DuPont Photomasks”) (Nasdaq: DPMI) today announced they have entered into a definitive agreement under which Toppan will acquire all of the outstanding shares of DuPont Photomasks. The transaction will create the world’s premier manufacturer of photomasks, a critical component in the production of semiconductors.

Under the terms of the agreement, DuPont Photomasks shareholders will receive US$27.00 in cash per share. The equity value of the transaction is approximately US$650 million (approximately ¥71 billion) on a diluted basis. Following completion of the transaction, DuPont Photomasks will become a wholly-owned subsidiary of Toppan to be named Toppan Photomasks, Inc. and will remain headquartered in Round Rock, Texas. Akihiro Nagata, a senior managing director of Toppan and head of Toppan’s Electronics Division, will also become chairman of Toppan Photomasks, Inc. and Marshall Turner, current chairman and chief executive officer of DuPont Photomasks, will remain chief executive officer.

In combination, Toppan and DuPont Photomasks will operate the industry’s most extensive global photomask production network spanning China, France, Germany, Japan, Korea, Singapore, Taiwan, and the United States. Together, they will serve a global blue chip roster of major semiconductor customers. The businesses will be able to deploy a comprehensive range of advanced photomask technologies, and will have the development capabilities and financial strength to meet the increasingly sophisticated and divergent product and service requirements of a global customer base. The businesses will be able to strengthen earnings potential through enhanced customer opportunities and more efficient allocation of capital expenditures and R&D investments.

Naoki Adachi, president and chief executive officer of Toppan said, “Photomasks are a core business for Toppan and are positioned as a key engine for our future growth. Through this acquisition, Toppan is moving to meet an evolving need among semiconductor manufacturers for comprehensive photomask product supply based on an advanced technology development capability, through a global network. The combination of Toppan and DuPont Photomasks will create the world’s premier photomask manufacturer, and will bring about significant synergies, providing enhanced access to customer business and increased cost efficiencies. We believe this transaction will not only benefit customers but will also contribute to the overall development of the semiconductor industry. “We are confident this transaction serves the best interests of our customers, employees and shareholders.”

Marshall Turner, chairman and chief executive officer of DuPont Photomasks said, “With customer needs diversifying and industry technology progressing rapidly, DuPont Photomasks and Toppan decided this was the optimal time to seize the opportunity to combine our complementary strengths. DuPont Photomasks and Toppan are an ideal fit in both their capabilities and business cultures. Together, we will combine both companies’ cutting edge photomask technology with an established global manufacturing and delivery capability, and will provide optimal solutions to customer needs as they evolve. We believe this transaction will benefit our employees as it will allow us to expand our global reach and create new career opportunities. This is an excellent transaction for our customers, employees and shareholders, and I am looking forward to working with Toppan to lead the photomask industry in the future.”

The Boards of Directors of both companies have approved the agreement. DuPont Photomasks’ largest shareholder, E.I. du Pont de Nemours and Company (“DuPont”), which owns approximately 20 percent of the issued and outstanding shares, has agreed to vote its shares in favor of the transaction. The transaction is subject to regulatory approvals and DuPont Photomasks shareholder approval and is expected to close in early 2005.

About Toppan

Toppan, founded in 1900, is one of the leading printing companies in the world. Based on printing technology, it has branched into eight diverse business fields including security cards, commercial printing, publications printing, e-business, packaging, decorative materials, electronics and optronics. In the fiscal year ended March 31, 2004, Toppan posted revenues of ¥1,297.4 billion (approximately US$11.8 billion), with the electronics division, including photomasks, accounting for some 20% of the total. As of March 31, 2004, the company had 32,178 employees. Further information about the company can be found at http://www.toppan.co.jp.

About DuPont Photomasks

DuPont Photomasks, founded in 1985, is a leading global provider of microimaging solutions. It is a former subsidiary of DuPont, and has been listed on the Nasdaq National Market since 1996. The company develops and produces advanced photomasks, as well as electronic design automation (EDA) software. Headquartered in Round Rock, Texas, DuPont Photomasks operates a global network of manufacturing facilities serving semiconductor makers and other electronics producers around the world. DuPont Photomasks posted revenues of US$354 million in fiscal 2004. As of June 30, 2004, the company had approximately 1,600 employees worldwide. Information about the company can be found at http://www.photomask.com.

Media Contact

Toppan: Public Relations Department: Tel: +813 3835 5630

DuPont Photomasks: Tom Blake: Tel: +1 (512) 310 6562

Gavin Anderson & Company: Tel: +813 5404 0640

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties concerning Toppan’s proposed acquisition of DuPont Photomasks and the benefits of the pending acquisition. Actual events or results may differ materially from those described in this press release due to a number of risks and uncertainties. Potential risks and uncertainties regarding the acquisition include, among others, the requirement that DuPont Photomasks’ stockholders must approve the transaction, the required receipt of necessary regulatory approvals, including from the Securities and Exchange Commission (“SEC”) and under applicable antitrust laws, other conditions to the closing of the merger, the possibility that the transaction will not close or that the closing may be delayed, and the effect of the announcement of the merger on DuPont Photomasks’ operating results and customer, supplier, employee and other relationships. More information about potential factors that could affect DuPont Photomasks’ business and financial results is included in DuPont Photomasks’ Annual Report on Form 10-K for the fiscal year ended June 30, 2004 which is on file with the SEC and available at the SEC’s website at www.sec.gov. The forward-looking statements are made as of the release date hereof and Toppan and DuPont Photomasks disclaim any intention or obligation to update or revise any forward-looking statements or to update the reasons why the actual results could differ materially from those projected in the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Merger and Where to Find It

DuPont Photomasks will file a proxy statement and other documents regarding the proposed merger described in this press release with the SEC. DUPONT PHOTOMASKS’ STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. A definitive proxy statement will be sent to stockholders of DuPont Photomasks seeking their approval of the transaction. Investors and security holders may obtain a copy of the proxy statement (when it is available) and any other relevant documents filed by DuPont Photomasks with the SEC for free at the SEC’s web site at www.sec.gov. Copies of the proxy statement and other documents filed by DuPont Photomasks with the SEC may also be obtained free of cost by directing a request to: Investor Relations Department, DuPont Photomasks, 131 Old Settlers Boulevard, Round Rock, TX 78664, USA. You may also read and copy any reports, statements and other information filed by DuPont Photomasks at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, USA or at the SEC’s other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on public reference rooms.

DuPont Photomasks and Toppan and their respective directors, executive officers and certain of their employees may be deemed to be participants in the solicitation of proxies of DuPont Photomasks stockholders in connection with the proposed merger. Certain directors and executive officers of DuPont Photomasks may have interests in the merger, including employment agreements, severance arrangements, acceleration of vesting of stock options and as a result of holding options or shares of DuPont Photomasks common stock generally, and their interests will be described in the proxy statement that will be filed by DuPont Photomasks with the SEC.

Toppan Printing Enters Into Definitive Agreement To Acquire DuPont Photomasks

— Creating The World’s Premier Photomask Company —

Toppan Printing Co.,Ltd. DuPont Photomasks, Inc.

October 5, 2004

Translated from the original version which was prepared in Japanese

1

Forward-Looking Statements

More

(“SEC”) and under applicable antitrust laws, other conditions to the closing of the merger, the possibility that the transaction will not close or that the closing may be delayed, and the effect of relationships. The forward-looking statements are made as of the release date hereof and Toppan and DPI disclaim any intention Additional Information About the Merger and Where to Find It This presentation contains forward-looking statements that involve risks and uncertainties concerning Toppan’s proposed acquisition of DPI and the benefits of the pending acquisition. Actual events or results may differ materially from those described in this presentation due to a number of risks and uncertainties. Potential risks and uncertainties regarding the acquisition include, among others, the requirement that DPI’s stockholders must approve the transaction, the required receipt of necessary regulatory approvals, including from the Securities and Exchange Commission the announcement of the merger on DPI’s operating results and customer, supplier, employee and other information about potential factors that could affect DPI’s business and financial results is included in DPI’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004 which is on file with the SEC and available at the SEC’s website at www.sec.gov. or obligation to update or revise any forward-looking statements or to update the reasons why the actual results could differ materially from those projected in the forward-looking statements, whether as a result of new information, future events or otherwise.

15 with the SEC. will be sent to stockholders of DPI seeking their

STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT 78664, USA. You may also read and copy any reports, with the proposed merger. Certain directors and executive officers DPI will file a proxy statement and other documents regarding the proposed merger described in this presentation DPI’s WILL CONTAIN IMPORTANT INFORMATION. A definitive proxy statement approval of the transaction. Investors and security holders may obtain a copy of the proxy statement (when it is available) and any other relevant documents filed by DPI with the SEC for free at the SEC’s web site at www.sec.gov. Copies of the proxy statement and other documents filed by DPI with the SEC may also be obtained free of cost by directing a request to: Investor Relations Department, DPI, 131 Old Settlers Boulevard, Round Rock, TX statements and other information filed by DPI at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, USA or at the SEC’s other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1- 800-SEC-0330 for further information on public reference rooms. DPI and Toppan and their respective directors, executive officers and certain of their employees may be deemed to be participants in the solicitation of proxies of DPI stockholders in connection of DPI may have interests in the merger, including employment agreements, severance arrangements, acceleration of vesting of stock options and as a result of holding options or shares of DPI common stock generally, and their interests will be described in the proxy statement that will be filed by DPI with the SEC.

TOPPAN

DuPont Photomasks, Inc.

Transaction Outline

Transaction

- Toppan Printing Co., Ltd. ("Toppan") is to acquire all outstanding shares of DuPont Photomasks, Inc. ("DPI"), a Nasdaq listed company, for approximately US$650mn* (approximately JPY71bn)
  - DPI to become a wholly-owned subsidiary of Toppan
- Transaction expected to close in early 2005
- Toppan group to become the world's premier photomask company

New company

- New company name: Toppan Photomasks, Inc.
- Headquarters: Round Rock, Texas, USA
- Chairman: Akihiro Nagata (also a Senior Managing Director and Head of the Electronics Division at Toppan)
- CEO: Marshall Turner (current Chairman and CEO of DPI)

** On a fully diluted basis (convertible notes, options).*
Note : Assumes US$1=JPY110.

3

2

• rapidly, complex of US, core the the a advancing meet allocation to: to covering become growth is efficient has technology strategy capabilities network most market, future the for industry acquisition business through and possible photomask engine an development manufacturing key make the a potential and diversifying to photomask investments time global makers needs technological Asia earnings R&D particularly Toppan chip customer-focused and optimal of and for group’s a customer the is Strengthen needs Build Europe Strengthen Capex Electronics, business With now Toppan • •

• • •

• Toppan which to Sub”) as merge. DPI, agreed of (“Merger to has are renamed US DPI shareholders total) be shares the in to shareholder in and DPI

• Sub all Toppan, largest to JPY71bn outstanding subsidiary of the Merger share, and per subsidiary Company, issued transaction 100%-owned approval, entity cash approximately the in and of the a surviving 20% of shareholder wholly-owned Nemours favor the US$27.00 US$650mn*, a Inc. in established DPI’s pay de has become to become Pont approximately shares to to du its Toppan Following DPI Toppan (approximately DPI Photomasks, I. owns vote E.

• • • •

5

• Division) Electronics the within growth also future business for core color-filters, engine strategic with key (along A A

• •

7

TOPPAN

DuPont Photomasks, Inc.

About DuPont Photomasks (1)

- Company name: DuPont Photomasks, Inc. (Nasdaq: DPMI)
- Headquarters: Round Rock, Texas, USA
- Number of employees (as of June 30, 2004) : Approximately 1,600
- Sales (FY2004): US$354mn (JPY38.9bn)
- Total assets (as of June 30, 2004): US$795m (JPY87.5bn)
- *A leading global provider of micro-imaging solutions, including electronic design automation (EDA) software*

Manufacturing base

9 facilities in the US, Europe and Asia

USA	• Round Rock (TX, USA) • Santa Clara (CA, USA) • Kokomo (IN, USA)
Europe	• Dresden (Germany) • Corbeil (France)
Asia	• Ichon (Korea) • Hsinchu (Taiwan) • Singapore • Shanghai (China)

Note : Assumes US$1=JPY 110.

Leading edge product sales

% of revenue generated by devices 130nm and smaller


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
83%
82%
75%
70%
68%
17%
18%
25%
30%
32%
2003 3-6
2003 7-9
2003 10-12
2004 1-3
2004 4-6
<=130nm
>=180nm

8

Sales

6/2004 Asia

US$354mn (JPY38.9bn)

FY

Assumes US$1=JPY 110.

F

Note

9

• covered photomask wafer systems circuit plate a silicon which on a quartz on etched pattern onto lithography chrome, are optical high-purity circuit transferred A with patterns The is using •

• rapidly critical and equipment complexity photomasks technology chip advanced increasingly electronic and telecom becoming With digital developing increasing, are

10

Changes to the photomask business and other high-end products

Electronics Equipment Semi- conductor Photomask

13

Americas 18% Europe 19%

Changing Customer Needs (3) Japan 22%

Worldwide semiconductor market (2004 Estimates) Asia/Pacific 41% Total Market US$213,631mn (June 2004) Semiconductor market is becoming increasingly global. Photomask producers need a global delivery capability

WSTS Source:

TOPPAN

DuPont Photomasks, Inc.

The World's Premier Photomask Company

- Accelerate R&D with Asaka and Dresden, the two most advanced technology development centers in the new network
- Swift transfer of technology to manufacturing bases around the world

Customer-focused global manufacturing across the US, Europe and Asia



Europe
Asia
USA
Ichon
Dresden
Shanghai
Asaka
Shiga
Kokomo
Corbeil
Santa Clara
Round Rock
Taoyuan
Hsinchu
Singapore
Toppan facilities
DPI facilities
Most advanced technology development centers

14

o 15

o variety of network a network facilities with world utilization production products the optimal timely around

o Optimal manufacturing complementary R&D

o Integration nodes of and

o Create with Provide of quality through o customers investment Capex allocation of

o Through highest to R&D efficiency and cost allocation

o Efficient of allocation R&D Providing solutions Capex Pursuit efficient investment technology resources leading o

o Synergies of resource

o use development optimal industry Effective through Accelerate capabilities o

o needs customer complex Meet